                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

         Each of the undersigned, being a Member of the Board of Managers of Advanced Accessory Systems, LLC (the "Registrant"), hereby severally constitutes and appoints Terence C. Seikel, the Registrant's Chief Executive Officer, with full powers of substitution and resubstitution, his true and lawful attorney, with full powers to sign for him, in his name, in the capacities indicated below, (a) the annual report of the Registrant for the fiscal year ending December 31, 2000 on Form 10-K and (b) a registration statement on Form S-4, and any and all amendments to such Form 10-K and Form S-4, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes said attorney might or could do in person, and hereby ratifying and confirming all that said attorney, or his substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney. This power of attorney may be executed in separate original or facsimile counterparts.

         IN WITNESS WHEREOF, the undersigned have executed this instrument this 12th day of March, 2001.



                                      /s/ F. ALAN SMITH
                                -----------------------------------
                                F. Alan Smith



                                      /s/ BARRY BANDICCI
                                -----------------------------------
                                Barry Banducci



                                      /s/ RICHARD E. BORGHI
                                -----------------------------------
                                Richard E. Borghi



                                      /s/ GERARD J. BRINK
                                -----------------------------------
                                Gerard Jacobus Brink



                                      /s/ GERRIT DE GRAAF
                                -----------------------------------
                                Gerrit de Graaf



                                      /s/ DONALD J. HOFMANN
                                -----------------------------------
                                Donald J. Hofmann



                                      /s/ BRYAN FLETCHER
                                -----------------------------------
                                Bryan Fletcher